Fees Summary	Aug. 23, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 652,117,904.99
Previously Paid Amount	0
Total Fee Amount	74,132.1
Total Offset Amount	0
Net Fee	$ 74,132.1